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                                  FORM 8-K
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT                                     COMMISSION FILE NO.
OCTOBER 22, 1996                                      0-13920

                     SYSTEMS TECHNOLOGY ASSOCIATES, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         FLORIDA                                         54-0802071
(STATE OR OTHER JURISDICTION OF                   (IRS EMPLOYER I.D. NO.)
INCORPORATION OR ORGANIZATION)

                               14 BRYANT COURT
                           STERLING, VIRGINIA 20166
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                (703) 471-8000
                       (REGISTRANT'S TELEPHONE NUMBER)

ITEM 5.  OTHER EVENTS

Systems Technology Associates, Inc. is pleased to announce receipt of two orders from a major international telephone company totaling $692,686.00. Equipment for the first order of $233,077.00 is to be delivered within the next several days. The second order for $469,609.00 calls for delivery over the next six months.

In spite of the poor results for the first quarter ending August 31st, the Company now has shipped or has orders that exceed last year's total sales of $902,520.00. In addition, with a reinvigorated sales effort and broadened product line, the Company expects sales for the fiscal year ending May 31, 1997 to substantially exceed last year's levels.

                                   SIGNATURES

Pursuant to the requirement of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 22, 1996                         BY:  /s/ TERRY A. SCOTT
        ------------------                            ------------------------
                                                      Terry A. Scott
                                                      Chairman of the Board